     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 2, 1997
                                                       Registration No. 33-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933



                                                                                  3333 HOLDING CORPORATION AND
                   CENTEX CORPORATION                                           CENTEX DEVELOPMENT COMPANY, L.P.
 (Exact name of registrant as specified in its charter)           (Exact name of registrants as specified in their charters)

                         NEVADA                                                NEVADA AND DELAWARE, RESPECTIVELY
            (State or other jurisdiction of                                     (State or other jurisdiction of
             incorporation or organization)                                      incorporation or organization)

                      75-0778259                                             75-2178860 and 75-2168471, RESPECTIVELY
                  (I.R.S. Employer                                            (I.R.S. Employer Identification No.)
                Identification No.)

                2728 NORTH HARWOOD                                                     2728 NORTH HARWOOD
               DALLAS, TEXAS 75201                                                     DALLAS, TEXAS 75201
(Address of principal executive offices, including zip code)         (Address of principal executive offices including zip code)





                              ____________________

         CENTEX CORPORATION AMENDED AND RESTATED 1987 STOCK OPTION PLAN
                            (Full title of the plan)

                               RAYMOND G. SMERGE
                     VICE PRESIDENT AND CHIEF LEGAL OFFICER
                               2728 NORTH HARWOOD
                              DALLAS, TEXAS 75201
                    (Name and address of agent for service)

                                 (214) 981-5000
          (Telephone number, including area code, of agent for service)
                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                      Proposed maximum      Proposed maximum
           Title of               Amount to be       offering price per    aggregate offering      Amount of
 securities to be registered        registered            share (1)             price (1)       registration fee
-----------------------------------------------------------------------------------------------------------------
Common Stock, $.25 par value
per share                        1,500,000 shares         $40.5625             $60,843,750          $18,438


-----------------------------------------------------------------------------------------------------------------
Beneficial Interests in
1,000 shares of Common Stock           ---               $ ---                $ ---                $---
3333 Holding Corporation(2)

-----------------------------------------------------------------------------------------------------------------
Beneficial Interests in 900
Warrants to Purchase Class B           ---               $ ---                $ ---                $---
Units of Limited Partnership
Interest in Centex
=================================================================================================================


================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(l)(h), and computed on the basis of the average of the high and low sales prices of the Common Stock included in the New York Stock Exchange Composite Transactions Report for May 27, 1997 as published by The Wall Street Journal, which was $40.5625 per share.

(2) On November 30, 1987, Centex distributed as a dividend to its stockholders (through a nominee, the "Nominee") all the issued and outstanding shares of common stock, $0.01 par value ("Holding Common Stock"), of 3333 Holding Corporation ("Holding"), and 900 warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC").

         The Nominee holds the Stockholder Warrants and 1,000 shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, $.25 par value ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in that portion of the 1,000 shares of Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's pro rata portion of such beneficial interest is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Common Stock.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION OF DOCUMENTS BY REFERENCE.

         Pursuant to general Instruction E of Form S-8, the contents of the Registration Statements on Form S-8 (File Nos. 33-29174 and 33-44575) filed with the Securities and Exchange Commission (the "Commission") on June 8, 1989 and December 13, 1991, respectively, are incorporated herein by reference and made a part hereof.

ITEM 2.          INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents have been filed with the Commission by Centex, Holding and CDC, as appropriate, and are incorporated herein by reference and made a part hereof:

         (a) Joint Annual Report on Form 10-K of Centex, Holding and CDC for the fiscal year ended March 31, 1996,

         (b) Joint Quarterly Report on Form 10-Q of Centex, Holding and CDC for the quarter ended June 30, 1996,

         (c) Quarterly Report on Form 10-Q of Centex, Holding and CDC for the quarter ended September 30, 1996,

         (d) Quarterly Report on Form 10-Q of Centex, Holding and CDC for the quarter ended December 31, 1996,

         (e) Current Report on Form 8-K of Centex filed with the Commission on October 8, 1996,

         (f) Description of the Centex Common Stock, $0.25 par value per share, contained in the Registration Statement on Form 8-A dated October 28, 1971 and Form 8 dated November 11, 1971,

         (g) Description of the Holding Common Stock, $0.01 par value per share, contained in the Registration Statement of Form 10 dated July 12, 1987, as amended by Form 8 dated October 14, 1987, Form 8 dated November 12, 1987 and Form 8 dated November 23, 1987,

         (h) Description of the Warrants to purchase Class B Units of limited partnership of CDC contained in Registration Statement on Form 10 dated July 12, 1987, as amended by Form 8 dated October 14, 1987, Form 8 dated November 12, 1987 and Form 8 dated November 30, 1987, and

         (i) Description of the Preferred Stock Purchase Rights contained in the Form 8-A Registration Statement of Centex dated October 8, 1996.

         All documents filed by Centex, Holding and CDC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effective date hereof and prior to the filing of a post-effective amendment hereto that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

ITEM 5.          INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Raymond G. Smerge has rendered a legal opinion, filed with the Exhibits for Centex as Exhibit 5, with respect to the legality of the securities registered hereby. Mr. Smerge is the Vice President, Chief Legal Officer, and Secretary of Centex Corporation and the Secretary of 3333 Holding Corporation. As of May 20, 1997, Mr. Smerge owned 2,100 shares of Common Stock of Centex Corporation (of which 1,800 shares are held in trust for the benefit of Mr. Smerge's children). Mr. Smerge also held options to purchase up to 43,550 shares of Common Stock (of which 15,110 shares are currently exercisable).

ITEM 8.          EXHIBITS.

         Unless otherwise indicated below as being incorporated by reference to another filing of the relevant company with the Commission, each of the following exhibits is filed herewith:

 EXHIBITS OF CENTEX CORPORATION

 4.1 Restated Articles of Incorporation of Centex (Incorporated herein by reference to Exhibit 3.1 to Annual Report on Form 10-K of Centex Corporation ("Centex") (File No. 1-6776) for fiscal year ended March 31, 1993 ("Centex 1993 Form 10-K"))

 4.2 By-laws of Centex (Incorporated herein by reference to Exhibit 3.2 to Centex 1993 Form 10-K)

 4.3 Specimen Centex common stock certificate (with tandem trading legend and Rights Agreement legend) (Filed herewith).

 4.4 Nominee Agreement, dated November 30, 1987, by and between Centex, Holding and CDC, and Chemical Bank, as successor nominee. (Incorporated herein by reference to Exhibit 4.2 to Centex 1993 Form 10-K)

 4.5 Agreement for Purchase of Warrants, dated as of November 30, 1987, by and between Holding and Centex. (Incorporated herein by reference to Exhibit 4.3 to Centex 1993 Form 10-K)

 4.6 Rights Agreement, dated as of October 2, 1996, between Centex and ChaseMellon Shareholder Services, L.L.C., as rights agent. (Incorporated herein by reference Exhibit 1 to Form 8-A Registration Statement of Centex dated October 8, 1996)

 4.7 Centex Corporation Amended and Restated 1987 Stock Option Plan (Filed herewith)

 5 Opinion of Raymond G. Smerge regarding legality of shares being issued (Filed herewith)

 23.1     Consent of Independent Public Accountants  (Filed herewith)

 23.2 Consent of Raymond G. Smerge (Included in his opinion filed as Exhibit 5 hereto)

 24       Powers of Attorney (Filed herewith)


 EXHIBITS OF 3333 HOLDING CORPORATION

 4.1 Articles of Incorporation of Holding (Incorporated herein by reference to Exhibit 3.2a to Amendment No. 1 dated October 14, 1987 ("Amendment No. 1") to the Registration Statement of Holding on Form 10 (File No. 1-9624) dated July 12, 1987 (the "Holding Registration Statement"))

 4.2 By-laws of Holding, as amended. (Incorporated herein by reference to Exhibit 3.2 to Annual Report on Form 10-K of Holding (File No. 1-9624) for fiscal year ended March 31, 1993 (the "Holding Form 10-K"))

 4.3 Specimen Holding common stock certificate (Incorporated herein by reference to Exhibit 4.1 to Amendment No. 1)

 4.4 Specimen Centex Corporation ("Centex") common stock certificate (with tandem trading legend and Rights Agreement legend) (Exhibit 4.3 of Centex Exhibits filed herewith)

 4.5 Nominee Agreement, dated as of November 30, 1987 by and between Centex, Holding and CDC, and Chemical Bank, as successor nominee (Incorporated herein by reference to Exhibit 4.3 to Holding Form 10-K)

 4.6 Agreement for Purchase of Warrants, dated as of November 30, 1987, by and between Holding and Centex (Incorporated herein by reference to Exhibit 4.4 to Holding Form 10-K)

 5 Opinion of Raymond G. Smerge regarding legality of shares being issued (Exhibit 5 of Centex Exhibits filed herewith)

 23.1 Consent of Independent Public Accountants (Exhibit 23.1 of Centex Exhibits filed herewith)

 23.2 Consent of Raymond G. Smerge (Exhibit 5 of Centex Exhibits filed herewith)

 24      Powers of Attorney (Filed herewith)


 EXHIBITS OF CENTEX DEVELOPMENT COMPANY, L.P.

 4.1 Articles of Incorporation, as amended, of 3333 Development Corporation ("Development") as currently in effect. (Incorporated herein by reference to Exhibit 3.2a to Amendment No. 1 dated October 14, 1987 ("CDC Amendment No. 1") to the Registration Statement of CDC on Form 10 (File No. 1-9625) dated July 12, 1987 (the "CDC Registration Statement"))

 4.2 By-laws of Development, as amended. (Incorporated herein by reference to Exhibit 3.2 to Annual Report on Form 10-K of CDC (File No. 1-9625) for fiscal year ended March 31, 1993 (the "CDC Form 10-K"))

 4.3 Certificates of Limited Partnership of CDC (Incorporated herein by reference to Exhibit 4.1 to the CDC Registration Statement)

 4.4 Amended and Restated Agreement of Limited Partnership of CDC (Incorporated herein by reference to Exhibit 4.2 to Amendment No. 3 dated November 24, 1987 ("CDC Amendment No. 3") to the CDC Registration Statement)

 4.5 Specimen certificate for Class A limited partnership units (Incorporated herein by reference to Exhibit 4.3 to the CDC Registration Statement)

 4.6 Specimen certificate for Class B limited partnership units (Incorporated herein by reference to Exhibit 4.4 to the CDC Registration Statement)

 4.7 Warrant Agreement, dated as of November 30, 1987, by and between CDC and Centex Corporation (Exhibit 4.5 to CDC Form 10-K)

 4.8 Specimen warrant certificate (Incorporated herein by reference to Exhibit 4.6 to CDC Amendment No. 3)

 4.9 Specimen Centex common stock certificate (with tandem trading legend and Rights Agreement legend) (Exhibit 4.3 of Centex Exhibits filed herewith)

 4.10 Nominee Agreement, dated as of November 30, 1987, by and between Centex, Holding and CDC, and Chemical Bank, as successor nominee (Incorporated herein by reference to Exhibit 4.8 to CDC Form 10-K)

 4.11 Agreement for Purchase of Warrants, dated as of November 30, 1987, by and between CDC and Centex (Incorporated herein by reference to Exhibit 4.9 to CDC Form 10-K)

 4.12 Form of Operating Partnership Agreement (Incorporated herein by reference to Exhibit 4.9 to the CDC Registration Statement)

 5        Opinion of Raymond G. Smerge (Incorporated herein by reference to
          Exhibit 5 of Centex Exhibits filed herewith)

 23.1 Consent of Independent Public Accountants (Incorporated herein by reference to Exhibit 23.1 of Centex Exhibits filed herewith)

 23.2     Consent of Raymond G. Smerge (Incorporated herein by reference to
          Exhibit 5 of Centex Exhibits filed herewith.)

 24       Powers of Attorney (Filed herewith)


ITEM 9.          UNDERTAKINGS.

         The undersigned Registrants hereby undertake:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrants pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) That, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 30, 1997.

                                       CENTEX CORPORATION


                                          By: /s/ DAVID W. QUINN
                                             ----------------------------------
                                                      David W. Quinn
                                          Vice Chairman of the Board and Chief
                                          Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                   Signature                                      Title
                   ---------                                      -----
           /s/ LAURENCE E. HIRSCH                Chairman of the Board, Chief Executive           May 30, 1997
 ----------------------------------------------  Officer and Director (Principal
               Laurence E. Hirsch                Executive Officer)

             /s/ DAVID W. QUINN                  Vice Chairman of the Board and Chief             May 30, 1997
 ----------------------------------------------  Financial Officer and Director
                 David W. Quinn                  (Principal Financial Officer)

          /s/ WILLIAM J GILLILAN III             President, Chief Operating Officer and           May 30, 1997
 ----------------------------------------------  Director
             William J Gillilan III

          /s/ MICHAEL S. ALBRIGHT                Vice President-Finance and                       May 30, 1997
 ----------------------------------------------  Administration (Principal Accounting
              Michael S. Albright                Officer)

                                                 Majority of the Board of Directors:              May 30, 1997
 By: /s/ LAURENCE E. HIRSCH                      Juan L. Elek, Laurence E. Hirsch,
     ------------------------------------------  Clint W. Murchison III, Charles H.
               Laurence E. Hirsch                Pistor, Paul R. Seegers and Paul T.
     Individually and as Attorney in Fact*       Stoffel


--------------

* Pursuant to authority granted by powers of attorney, copies of which are filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 30, 1997.

                                        3333 HOLDING CORPORATION


                                        By:     /s/  J. STEPHEN BILHEIMER
                                           -----------------------------------
                                                   J. Stephen Bilheimer
                                                        President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                   Signature                                      Title
            /s/  J. STEPHEN BILHEIMER            President                                 May 30, 1997
 ----------------------------------------------  (Principal Executive Officer)
              J. Stephen Bilheimer

            /s/ KIMBERLY A. PINSON               Vice President and Treasurer              May 30, 1997
 ----------------------------------------------  (Principal Financial Officer and
               Kimberly A. Pinson                Accounting Officer)

                                                 Majority of the Board of Directors:       May 30, 1997
 By:        /s/ J. STEPHEN BILHEIMER             J. Stephen Bilheimer and David M.
     ------------------------------------------  Sherer
              J. Stephen Bilheimer
     Individually and as Attorney in Fact*

----------------

*Pursuant to authority granted by powers of attorney, copies of which are filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on May 30, 1997.

                                       CENTEX DEVELOPMENT COMPANY, L.P.


                                       By:   /s/ J. STEPHEN BILHEIMER
                                          -------------------------------------
                                                J. Stephen Bilheimer
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                   Signature                                      Title
           /s/ J. STEPHEN BILHEIMER              President                                 May 30, 1997
 ----------------------------------------------  (Principal Executive Officer)
              J. Stephen Bilheimer

           /s/ KIMBERLY A. PINSON                Vice President and Treasurer              May 30, 1997
 ----------------------------------------------  (Principal Financial Officer and
               Kimberly A. Pinson                Accounting Officer)

                                                 Majority of the Board of Directors:       May 30, 1997
 By:      /s/ J. STEPHEN BILHEIMER               J. Stephen Bilheimer and David M.
     ------------------------------------------  Sherer
              J. Stephen Bilheimer
     Individually and as Attorney in Fact*


-----------------

*Pursuant to authority granted by powers of attorney, copies of which are filed herewith

                               INDEX TO EXHIBITS
                               CENTEX CORPORATION
                                AND SUBSIDIARIES

  EXHIBIT                                                                               FILED HEREWITH OR
  NUMBER                      EXHIBIT                                               INCORPORATED BY REFERENCE
  -------                     -------                                               -------------------------
 4.1        Restated Articles of Incorporation of                    Exhibit 3.1 to Annual Report on Form 10-K  of Centex
            Centex.                                                  Corporation ("Centex") (File No. 1-6776) for fiscal
                                                                     year ended March 31, 1993 ("Centex 1993 Form 10-K")

 4.2        By-laws of Centex.                                       Exhibit 3.2 to Centex 1993 Form 10-K

 4.3        Specimen Centex common stock certificate                 Filed herewith.
            (with tandem trading legend and Rights
            Agreement legend).

 4.4        Nominee Agreement, dated November 30,                    Exhibit 4.2 to Centex 1993 Form 10-K
            1987, by and between Centex, 3333 Holding
            Corporation and CDC, and Chemical Bank, as
            successor nominee.

 4.5        Agreement for Purchase of Warrants, dated                Exhibit 4.3 to Centex 1993 Form 10-K
            as of November 30, 1987, by and between
            Holding and Centex.

 4.6        Rights Agreement, dated as of October 2,                 Exhibit 1 to Form 8-A Registration Statement of Centex
            1996, between Centex and ChaseMellon                     dated October 8, 1997
            Shareholder Services, as Rights Agent

 4.7        Centex Corporation Amended and Restated                  Filed herewith.
            1987 Stock Option Plan

 5          Opinion of Raymond G. Smerge regarding                   Filed herewith.
            legality of shares being issued.

 23.1       Consent of Independent Public Accountants.               Filed herewith.

 23.2       Consent of Raymond G. Smerge (included in                Filed herewith.
            his opinion filed as Exhibit 5 hereto)

 24         Powers of Attorney                                       Filed herewith.

                               INDEX TO EXHIBITS
                            3333 HOLDING CORPORATION
                                 AND SUBSIDIARY

 EXHIBIT                                                                                FILED HEREWITH OR
 NUMBER                       EXHIBIT                                               INCORPORATED BY REFERENCE
 ------                       -------                                               -------------------------
 4.1        Articles of Incorporation of 3333 Holding                Exhibit 3.2a to Amendment No. 1 dated October 14, 1987
            Corporation.                                             ("Amendment No. 1") to the Registration Statement of
                                                                     Holding on Form 10 (File No. 1-9624) dated July 12,
                                                                     1987 (the "Holding Registration Statement").

 4.2        By-laws of Holding, as amended.                          Exhibit 3.2 to Annual Report on Form 10-K of Holding
                                                                     (File No. 1-9624) for fiscal year ended March 31, 1993
                                                                     (the "Holding Form 10-K")

 4.3        Specimen Holding common stock                            Exhibit 4.1 to Amendment No. 1.
            certificate.

 4.4        Specimen Centex Corporation ("Centex")                   Exhibit 4.3 to Centex Exhibits filed herewith.
            common stock certificate (with tandem
            trading legend and Rights Agreement
            legend).

 4.5        Nominee Agreement, dated as of November                  Exhibit 4.3 to Holding Form 10-K.
            30, 1987 by and between Centex, Holding
            and Centex Development Company, L.P.
            ("CDC"), and Chemical Bank, as successor
            nominee.

 4.6        Agreement for Purchase of Warrants, dated                Exhibit 4.4 to Holding Form 10-K.
            as of November 30, 1987, by and between
            Holding and Centex.

 5          Opinion of Raymond G. Smerge regarding                   Exhibit 5 of Centex Exhibits filed herewith.
            legality of shares being issued.

 23.1       Consent of Independent Public Accountants.               Exhibit 23.1 of Centex Exhibits filed herewith.

 23.2       Consent of Raymond G. Smerge.                            Exhibit 5 of Centex Exhibits filed herewith.

 24         Powers of Attorney.                                      Filed herewith.

                               INDEX TO EXHIBITS

                        CENTEX DEVELOPMENT COMPANY, L.P.

  EXHIBIT                                                             FILED HEREWITH OR
  NUMBER                      EXHIBIT                             INCORPORATED BY REFERENCE
  ------                      -------                             -------------------------
 4.1        Articles of Incorporation, as amended, of     Exhibit 3.2a to Amendment No. 1 dated
            3333 Development Corporation                  October 14, 1987 ("CDC Amendment No. 1")
            ("Development") as currently in effect.       to the Registration Statement of CDC on
                                                          Form 10 (File No. 1-9625) dated July 12,
                                                          1987 (the "CDC Registration Statement").

 4.2        By-laws of Development, as amended.           Exhibit 3.2 to Annual Report on Form 10-K
                                                          of CDC (File No. 1-9625) for fiscal year
                                                          ended March 31, 1993 (the "CDC Form
                                                          10-K").

 4.3        Certificates of Limited Partnership of        Exhibit 4.1 to the CDC Registration
            CDC.                                          Statement.

 4.4        Amended and Restated Agreement of Limited     Exhibit 4.2 to Amendment No. 3 dated
            Partnership of CDC.                           November 24, 1987 ("CDC Amendment No. 3")
                                                          to the CDC Registration Statement.

 4.5        Specimen certificate for Class A limited      Exhibit 4.3 to the CDC Registration
            partnership units.                            Statement.

 4.6        Specimen certificate for Class B limited      Exhibit 4.4 to the CDC Registration
            partnership units.                            Statement.

 4.7        Warrant Agreement, dated as of November       Exhibit 4.5 to CDC Form 10-K
            30, 1987, by and between CDC and Centex
            Corporation ("Centex").

 4.8        Specimen warrant certificate.                 Exhibit 4.6 to CDC Amendment No. 3.

 4.9        Specimen Centex common stock certificate      Exhibit 4.3 to Centex Exhibits filed herewith.
            (with tandem trading legend and Rights
            Agreement legend).

 4.10       Nominee Agreement, dated as of November       Exhibit 4.8 to CDC Form 10-K.
            30, 1987, by and between Centex, 3333
            Holding Corporation and CDC, and Chemical
            Bank, as successor nominee.

 4.11       Agreement for Purchase of Warrants, dated     Exhibit 4.9 to CDC Form 10-K.
            as of November 30, 1987, by and between
            CDC and Centex.

 4.12       Form of Operating Partnership Agreement.      Exhibit 4.9 to the CDC Registration
                                                          Statement.

  EXHIBIT                                                             FILED HEREWITH OR
  NUMBER                      EXHIBIT                             INCORPORATED BY REFERENCE
  ------                      -------                             -------------------------
 5          Opinion of Raymond G. Smerge.                 Exhibit 5 of Centex Exhibits filed
                                                          herewith.

 23.1       Consent of Independent Public Accountants.    Exhibit 23.1 of Centex Exhibits filed
                                                          herewith.

 23.2       Consent of Raymond G. Smerge.                 Exhibit 5 of Centex Exhibits filed
                                                          herewith.

 24         Powers of Attorney.                           Filed herewith.